Exhibit 23.06

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of USA Networks, Inc. of our report dated December 8, 1997 relating to the financial statements of Universal Television Group appearing on page I-9 of HSN, inc's (subsequently renamed USA Networks, Inc.)
proxy statement dated January 12, 1998.


                                   /s/  Price Waterhouse LLP


PRICE WATERHOUSE LLP

June 23, 1998
Century City, CA